November 2, 2012
Information is as of September 30, 2012 except as otherwise noted.
It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document.
Exhibit 99.2
Supplemental Financial Information Presentation
Q3 2012

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Legal Disclaimer
We make forward-looking statements in this presentation and other filings we make with the SEC within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. When we use the words “believe,”
“expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, we intend to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: our business and investment strategy; our operating results; our ability to obtain and maintain financing arrangements; the return on equity, the yield on investments and risks associated with investing in real estate assets, including changes in business conditions and the general economy.
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as included in ARI’s
Annual Report on Form 10-K for the fiscal year ended December 31, 2011. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Apollo Commercial Real Estate Finance, Inc.
2012 Third Quarter Earnings Call
November 2, 2012
Stuart Rothstein
Chief Executive Officer, President and Chief Financial Officer
Scott Weiner
Chief Investment Officer of the Manager
Megan Gaul
Controller of the Manager
Hilary Ginsberg
Investor Relations Manager

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Financial Summary
(1) Operating Earnings is a non-GAAP financial measure that is used to approximate cash available for distribution and is defined by the Company as net income, computed in accordance with GAAP, adjusted for (i) non-cash equity compensation expense and (ii) any unrealized gains or losses or other non-cash items included in net income.  Please see slide 23 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP net income and GAAP net income per share.
(2) Fixed rate debt refers to the TALF borrowings which were refinanced with the Wells repurchase facility during January 2012.
Income Statement September 30, 2012 September 30, 2011 % Change September 30, 2012 September 30, 2011 % Change
15,004 $       13,952 $            7.5% 43,314 $       38,354 $        12.9%
(1,768) $       (3,716) $              -52.4% (6,939) $       (10,836) $       -36.0%
Net interest income (in thousands)
13,236 $       10,236 $            29.3% 36,375 $       27,518 $        32.2%
0.44 $          0.38 $                 15.8% 1.27 $          1.07 $            18.7%
20,992,312 19,647,989 6.8% 20,983,429 18,261,294 14.9%
Balance sheet September 30, 2012 December 31, 2011 % Change
605,555 $     860,247 $           -29.6%
362,585 $     318,220 $           13.9%
Common stockholders equity 341,171 $     336,978 $           1.2%
86,250 $       - $
- $            251,327 $
242,970 $     290,700 $
0.75x 1.6x
4.3x 3.9x
Three Months Ended Nine Months Ended
Interest income (in thousands)
Interest expense (in thousands)
Operating earnings per share
(1)
Basic and diluted weighted average common
shares outstanding
Investments at amortized cost (in thousands)
Net equity in investments at cost (in thousands)
Preferred stockholders equity
Debt to common equity
Fixed rate debt (in thousands)
(2)
Fixed charge coverage
(3)
Floating rate debt (in thousands)
(3)
Fixed charge coverage is EBITDA divided by interest expense plus the preferred stock dividends.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
$0.40
$0.40
$0.40 $0.40
$0.40 $0.40
$0.00
$0.40
$0.80
$1.20
$1.60
$2.00
Nine Months Ended September 30,
2011
Nine Months Ended September 30,
2012
$7,599
$11,187
$9,683
$11,951
$10,236
$13,236
$0
$10,000
$20,000
$30,000
$40,000
Nine Months Ended September 30,
2011
Nine Months Ended September 30,
2012
$0.29
$0.42
$0.40
$0.41
$0.38
$0.44
$0.00
$0.40
$0.80
$1.20
$1.60
Nine Months Ended September 30,
2011
Nine Months Ended September 30,
2012
ARI – Nine Month Overview
Operating Earnings per Share Dividends per Common Share
Net Interest Income ($000s)
Return on Common Equity Based on Operating Earnings (1)
$1.20
$1.20
$1.07
$1.27
$36,375
$27,518
6.8%
10.4%
9.6%
10.0%
9.3%
10.8%
0.0%
3.0%
6.0%
9.0%
12.0%
Nine Months Ended September 30,
2011
Nine Months Ended September 30,
2012
Q1
Q1
Q2
Q3
Q2
Q3
(1) Return on common equity is calculated as annualized Operating Earnings for the period as a percentage of average stockholders equity for the period.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
$21,771
$38,464
$11,187
$11,951
$13,236
$0
$10,000
$20,000
$30,000
$40,000
2010 2011 YTD 2012
$1.09
$1.46
$0.42
$0.41
$0.44
$0.00
$0.40
$0.80
$1.20
$1.60
2010 2011 YTD 2012
$1.50
$1.60
$0.40
$0.40
$0.40
$0.00
$0.40
$0.80
$1.20
$1.60
$2.00
2010 2011 YTD 2012
ARI – Historical Overview
Operating Earnings per Share
(1) Return on common equity is calculated as annualized Operating Earnings for the period as a percentage of average stockholders equity for the period.
Dividends per Common Share
Net Interest Income ($000s) Return on Common Equity Based on Operating Earnings (1)
$1.20
$1.27
$36,375
9.8%
10.4%
10.0%
10.8%
0.0%
3.0%
6.0%
9.0%
12.0%
Q4 2011 Q1 2012 Q2 2012 Q3 2012

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Q3 Highlights
Financial Results & Earnings Per Share
Operating Earnings for the quarter ended September 30, 2012 of $9.2 million, or $0.44 per diluted common share
(1)
– A per share increase of 16% as compared with Operating Earnings per share for the same period in 2011
– Net interest income of $13.2 million for Q3 2012
– Total expenses of $3.9 million, comprised of management fees of $1.5 million, G&A of
$1.1 million and non-cash, stock based compensation of $1.3 million
– GAAP net income for the quarter ended September 30, 2012 of $11.0 million, or $0.52 per diluted common share
Dividends
Declared a dividend of $0.40 per share of common stock for the quarter ended December 31, 2012
– Tenth consecutive quarter of maintaining consistent dividend level
– 9.5% annualized dividend yield based on $16.91 closing price on October 31, 2012
Declared a dividend on the Company’s 8.625% Series A Cumulative Redeemable Perpetual Preferred
Stock of $0.4432 per share for the partial quarterly period that began on August 1, 2012 and ended on
October 15, 2012
(1) Operating Earnings is a non-GAAP financial measure that is used to approximate cash available for distribution and is defined by the Company as net income, computed in accordance with GAAP, adjusted for (i) non-cash equity compensation expense and (ii) any unrealized gains or losses or other non-cash items included in net income. Please see slide 23 for a reconciliation of operating earnings and operating earnings per diluted common share to GAAP net income and GAAP net income per diluted common share.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Q3 Highlights
Investment and Portfolio Activity
Mezzanine Loan, Mixed-Use Project, Chapel Hill, NC
$6.5 million mezzanine loan secured by a pledge of the equity interest in a borrower that owns a mixed use project, which consists of 55,585 square feet of Class-A retail and 114,476 square feet of Class-A office
Part of a new $40 million, 10-year fixed rate financing comprised of a $33.5 million first mortgage loan and the $6.5 million mezzanine loan
Appraised LTV – 77%; Interest rate – 11.1%, interest only
Underwritten IRR
(1)
– 12.0%
Mezzanine Loan, Office Complex, Kansas City, MO
$10 million mezzanine loan secured by a pledge of the equity interest in a borrower that owns a 845,241 square foot Class-A office tower complex
Part of a $70 million, 10-year fixed rate financing comprised of a $60 million first mortgage loan and the $10 million mezzanine loan
Appraised LTV – 72%; Interest rate – 11.75% with 30 year amortization
Underwritten IRR
(1)
– 12.6%
(1) The internal rates of return (“IRR”) for the investments listed reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assumes extensions as well as the cost of borrowings and derivative instruments under the Company’s master repurchase agreement with Wells Fargo Bank, N.A. (“Wells Facility”). The calculation also assumes extension options on the Wells Facility with respect to the Hilton CMBS are exercised There can be no assurance the actual IRRs will equal the underwritten IRRs shown. See “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments over time.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Q3 Highlights
Investment and Portfolio Activity (cont.)
Repurchase Agreement Secured by CDO Bonds Repayments
Received $30.7 million of repayments from the repurchase agreement secured by CDO bonds;  The Company also recognized $1.0 million of additional interest income during the quarter related to make whole interest payments
(1)
Capital Markets Activity
Preferred Stock Offering
Completed an underwritten public offering of 3,450,000 shares of its 8.625% Series A Cumulative Redeemable
Perpetual Preferred Stock (the “Series A Preferred Stock”), raising net proceeds of approximately $83.1 million
Portfolio Summary
Total investments with an amortized cost of $606 million at September 30, 2012
Current weighted average underwritten IRR of approximately 13.1% and levered weighted average underwritten IRR of approximately 14.9% at September 30, 2012
(2)
(1) The Company is entitled to receivemake-whole interest payments on any principal repayments on the repurchase agreement secured by CDO bonds that occur prior to January 2013.
(2) The internal rates of return (“IRR”) for the investments listed reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assumes extensions as well as the cost of borrowings and derivative instruments under the Wells Facility. The calculation also assumes extension options on the Wells Facility with respect to the Hilton CMBS are exercised. There can be no assurance the actual IRRs will equal the underwritten IRRs shown. See “Risk Factors” in the Company’s
Annual Report on Form 10-K for the year ended December 31, 2011 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments over time.  Substantially all of the Company’s borrowings under the Company's master repurchase facility with JPMorgan Chase Bank, N.A. (the "JPMorgan Facility") were repaid upon the closing of the Company’s Series A Preferred Stock offering in August 2012. The Company's ability to achieve its levered weighted average underwritten IRR is additionally dependent upon the Company re-borrowing approximately $53,000 under the JPMorgan Facility or any replacement facility. Without such re-borrowing, the levered weighted average IRR with regard to its portfolio of first mortgage loan will be significantly lower than the amount shown above, as indicated by the weighted average underwritten IRR above.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Q3 Highlights and Subsequent Events
Book Value
GAAP book value of $16.58 per share as of September 30, 2012
Fair value of $17.16 per share as of September 30, 2012
(1)
ARI closed at $16.91 on October 31, 2012, a 2.0% premium to GAAP book value per share
Subsequent Events
Common Stock Offering
– Completed an underwritten public offering of 7,404,640 shares of common stock, including the partial exercise of the underwriters’ option to purchase additional shares, at a price of $16.81 per share, resulting in net proceeds to the Company of $124.2 million
(1) The Company carries loans at amortized cost and its CMBS securities are marked to market. Management has estimated that the fair value of the Company’s financial assets at September 30, 2012 was approximately $12.0 million greater than the carryingvalue of the Company’s investment portfolio as of the same date.  This represents a premium of $0.58 per share over the Company's GAAP book value as of September 30, 2012.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Portfolio Overview
Asset Type
($000s)
Amortized
Cost Borrowings
Equity
at Cost
Remaining
Weighted
Average Life
(years )
(1)
Current
Weighted
Average
IRR
(2)(3)
Levered
Weighted
Average
IRR
(4)
First Mortgage Loans
(2)
$104,101 $3 $104,098 2.1 11.3% 20.2%
Subordinate Loans 196,177 - 196,177 5.4 13.9 13.9
Repurchase Agreements 10,975 - 10,975 1.5 13.7 13.7
CMBS - AAA 223,781 194,069 29,712 2.1 15.6 15.6
CMBS - Hilton 70,521 48,898 21,623 3.1 11.7 11.7
Investments at September 30, 2012 $605,555 $242,970 $362,585 3.3 Years 13.1% 14.9%
As of September 30, 2012.
(1) Remaining Weighted Average Life assumes all extension options are exercised.
(2) Borrowings under the Company’s master repurchase facility with JPMorgan (the “JPM Facility”) bear interest at LIBOR plus 250 basis points, or 2.7% at September 30, 2012. The IRR calculation further assumes the JPM Facility or any replacement facility will remain available over the life of these investments.
(3) The IRR for the investments shown in the above table reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assumes extensions as well as the cost of borrowings and derivative instruments under the Wells Facility. The calculation also assumes extension options on the Wells Facility with respect to the Hilton CMBS are exercised. There can be no assurance the actual IRRs will equal the underwritten IRRs shown in the table.
See “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time.
(4) Substantially all of the Company’s borrowings under the JPMorgan Facility were repaid upon the closing of the Company’s Series A Preferred Stock offering in August 2012. The Company's ability to achieve its underwritten levered weighted average IRR with regard to its portfolio of first mortgage loans is additionally dependent upon the Company re-borrowing approximately $53,000 under the JPMorgan Facility or any replacement facility. Without such re-borrowing, the levered weighted average IRRs will be as indicated in the current weighted average IRR column above.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Portfolio Overview
Diversified Investment Portfolio with Amortized Cost Basis of $606 million
Net Invested Equity at Amortized Cost Basis Gross Assets at Amortized Cost Basis
CMBS - AAA
8%
CMBS - Hilton
6%
Repurchase
Agreements
3%
First Mortgages
29%
Subordinate
Loans
54%
CMBS - AAA
37%
CMBS - Hilton
12%
First Mortgages
17%
Subordinate
Loans
32%
Repurchase
Agreements
2%

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Loan Portfolio Diversification
The loan portfolio is diversified by property type and geographic location
Loan Portfolio - Geographic Diversification by Face
Amount
(1)
Loan Portfolio - Property Type by Face Amount
(1)
(1) Does not include CMBS (AAA or Hilton) or repurchase agreement investment secured by CDO bond.
(2) Other category includes the subordinate financing on a ski resort and a first mortgage loan on a development site with income producing parking lots.
Hotel
37%
Office
15%
Retail
25%
Mixed
Use/Other (2)
23%
Northeast
47%
Southeast
7%
Mid-Atlantic
17%
Midwest
9%
West
20%

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI –Loan Portfolio - Maturity and Type
Fully Extended Loan Maturity Schedule ($000s)
(1)
(1) Based upon Face Amount of Loans; Does not include CMBS (AAA or Hilton) or repurchase agreement investment secured by CDO bond.
Loan Position and Rate Type
(1)
ARI’s Loan Portfolio had a face amount of $305 million at September 30, 2012
$0
$23.8
$0
$99.5
$66.0
$40.0
$0
$50.0
$8.9
$0
$16.5
$0
$20
$40
$60
$80
$100
$120
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
Senior Loan
Fixed
28%
Mezzanine
Loan Fixed
23%
Mezzanine
Loan Floating
13%
Subordinate
Loan Fixed
13%
Subordinate
Loan Floating
8%
Preferred
Equity Fixed
8%

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Loan Portfolio – Loan Level LTV (Through Last Invested Dollar)
(1) Ending LTV represents the current loan balance as a percentage of the value as of the date of investment for all loans except the $31,633 New York, NY hotel loan, which is as of March 2011.
First Mortgage Loans
Subordinate Financing
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Description ($ in thousands) Location
Balance at
September 30,
2012
Starting
LTV
Ending
LTV
(1)
First Mortgage - Hotel New York  31,633 $               0% 40%
First Mortgage - Office New York 27,480 $               0% 53%
First Mortgage - Hotel Maryland 25,351 $               0% 56%
First Mortgage - Parking/Development Site
(2)
Massachusetts 23,844 $               0% 28%
Total 108,308 $
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
Description ($ in thousands) Location
Balance at
September 30,
2012
Starting
LTV
Ending
LTV
(1)
Subordinate - Ski Resort California 40,000 $               29% 56%
Subordinate - Retail Various 30,000 $               58% 68%
Subordinate - Retail Virginia 25,953 $               60% 74%
Subordinate - Hotel Portfolio New York 25,000 $               40% 60%
Subordinate -Retail Various 20,000 $               58% 72%
Subordinate - Hotel  New York 15,000 $               51% 63%
Subordinate - Hotel New York 15,000 $               51% 65%
Subordinate - Office Missouri 10,000 $               62% 72%
Subordinate - Office Michigan 8,923 $                 53% 68%
Subordinate - Mixed Use North Carolina 6,525 $                 65% 77%
Total 196,401 $
(2)
Ending LTV is based upon the aggregate face value ($23.8 million) of the senior sub-participation interests at the date of investment; ARI purchased the senior sub-participation interests for
$17.8 million (75% of face value).

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Senior Loan Portfolio
Description ($000’s)
Date of
Investment
Maturity
Date (1)
Original
Face
Amount
Current
Face
Amount Coupon
Amortization
Schedule
Property
Size LTV (2)
Hotel
New York, NY
Jan-10 Feb-15 $32,000 31,633 8.25% 30 year
151
rooms
40%
Office Condo (Headquarters)
New York, NY
Feb-10 Feb-15 28,000 27,480 8.00 30 year
73,419
sq. ft.
53%
Hotel
Silver Spring, MD
Mar-10 Apr-15 26,000 25,351 9.00 25 year
263
rooms
56%
Parking/Development Site
Boston, MA
Apr-12 Dec-13 23,844 23,844
1.98%
(L+1.72%)
Interest
Only
20 acres 28%
Total
.
.
$109,844 $108,308 6.99%
(1) Maturity date assumes all extension options are exercised.
(2) LTV represents the current loan balance as a percentage of the value as of the date of investment for all loans except the $31,633 New York, NY hotel loan, which is as of March 2011.
(3) Interest rate includes 10% current payment with a 3% accrual.
Description ($000’s)
Date of
Investment
Maturity
Date
Original
Face
Amount
Current
Face
Amount Coupon
Amortization
Schedule
Property
Size LTV (2)
Repurchase Agreement
(3)
Sept-10 Mar-14 $47,439 10,975 13.00%
Interest
only
N/A N/A
Total $47,439 $10,975 13.00%

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Subordinate Loan Portfolio
Description ($000’s)
Date of
Investment
Maturity
Date
(1)
Original Face
Amount
Current Face
Amount Coupon
Amortization
Schedule LTV
(2)
Senior Mezz – Retail
Various
Dec-09 Dec-19 (3) $30,000 30,000 12.24%
Interest
only
68%
Junior Mezz – Retail
Various
Dec-09 Dec-19 (3) 20,000 20,000 14.00
Interest
only
72%
Office
Troy, MI
May-10 Jun-20 9,000 8,923 13.00 25 year 68%
Ski Resort
Mammoth Lakes, CA
Apr-11 May-17 (4) 40,000 40,000 14.00
Interest
only
56%
Hotel Portfolio
New York, NY (5)
Aug-11 July-16 (6) 25,000 25,000
11.49
(L+10.49%)
Interest
only
60%
Retail Center
Woodbridge, Virginia
(7)
Oct-11 Oct-16 (7) 25,000 25,953 14.00
Interest
only
74%
Hotel
New York, NY
(8)
Jan-12 Jan-15 15,000 15,000 12.00
Interest
only
63%
Hotel
New York, NY
(9)
Mar-12 Feb-16 15,000 15,000
11.50
(L+11.00%)
Interest
only
65%
Mixed Use
Chapel Hill, NC
July-12 July-22 6,525 6,525 11.10
Interest
only
77%
Office
Kansas City, MO
Sept-12 Sept-22 10,000 10,000 11.75 30 year 72%
Total $195,525 $196,401 13.2%
(1)  Maturity date assumes all extension options are exercised.
(2)  LTV represents the current loan balance as a percentage of the value as of the date of investment.
(3) Prepayments are prohibited prior to the fourth year of the loan and any prepayments thereafter are subject to prepayment penalties ranging from 5% to 1%.
(4) Prepayments are prohibited prior to the third year of the loan and any prepayments thereafter are subject to prepayment penalties ranging from 5% to 1%.
(5) Includes a LIBOR floor of 1% and three one-year extension options subject to certain conditions and the payment of a 0.25% fee for the fourth and fifth year extensions.
(6) Prepayments are prohibited prior to February 2013 and any prepayments thereafter are subject to spread maintenance premiums.
(7) Interest rate of 14.0% includes a 10.0% current payment with a 4.0% accrual.  There are two one-year extension options subject to certain conditions.
(8) Includes a 1.00% origination fee, a one-year extension option subject to certain conditions and a 0.50% extension fee as well as a 1.50% exit fee.
(9) Includes a LIBOR floor of 0.50%, two one-year extension options subject to certain conditions and the payment of a 0.50% fee for the second extension.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – CMBS Portfolio
Face
Amortized
Cost
Remaining Weighted
Average Life with
Extensions (years)
Estimated
Fair Value Debt
Net
Equity at
Cost
CMBS – AAA $219,706 $223,781 2.1 $225,351 $194,069 $29,712
CMBS – Hilton 74,054 70,521 3.1 74,239 48,898 21,623
CMBS – Total $293,760 $294,302 2.3 $299,590 $242,967 $51,335
CMBS - AAA
CUSIP Description
07388YAB8 BSCMS 07-PW16 A2
07401DAB7 BSCMS 2007-PW18 A2
12513YAC4 CD 2007-CD4 A2B
46629MAB1 JPMCC 2006-LDP8 A2
61754KAC9 MSC 07-IQ14 A2
92978YAB6 WBCMT 07-C32 A2
CMBS - AAA
CUSIP Description
36246LAB7 GSMS 2007-GG10 A2
46630JAK5 JPMCC 2007-LDPX A2S
61751NAD4 MSC 2007-HQ11 A31
92978TAB7 WBCMT 2007-C31 A2
CMBS – Hilton
CUSIP Description
05956KAA6 BALL 2010-HLTN

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Portfolio Metrics – Quarterly Migration Summary
(1) The IRR for the investments shown in the above table reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assumes extensions as well as the cost of borrowings and derivative instruments under the Wells Facility. The calculation also assumes extension options on the Wells Facility with respect to the Hilton CMBS are exercised. There can be no assurance the actual IRRs will equal the underwritten IRRs shown in the table.
See “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time.
(2) Represents an underwritten levered weighted average IRR. The Company's ability to achieve the underwritten levered weighted average IRR, additionally depends upon the Company re-borrowing approximately $53,000 under the JPMorgan Facility or any replacement facility with regard to its portfolio of first mortgage loans. Without such re-borrowing, the levered weighted average IRR will be significantly lower than the amount shown above, as indicated in the weighted average IRR column on page 10.
(3) Does not include CMBS (AAA or Hilton) or repurchase agreement investment secured by CDO bond.
Portfolio Metrics ($ in thousands)
Q3 2012 Q2 2012 Q1 2012 Q4 2011 Q3 2011
(Investment balances represent amortized cost)
First Mortgage Loans 104,101 $         103,320 $         108,817 $         109,006 $         109,192 $
Subordinate Loans 196,177 179,602 179,336 149,086 123,960
Repurchase Agreement 10,975 41,696 47,439 47,439 47,439
CMBS - AAA 223,781 280,697 330,413 554,716 575,981
CMBS - Hilton 70,521 70,719 - - -
Total Investments 605,555 $         676,034 $         666,005 $         860,247 $         856,572 $
(Investment balances represent net equity)
First Mortgage Loans 104,098 $         50,260 $          40,210 $          40,286 $          40,178 $
Subordinate Loans 196,177 179,602 179,336 149,086 123,960
Repurchase Agreement 10,975 41,696 47,439 47,439 47,439
CMBS - AAA 29,712 32,520 43,763 81,409 84,089
CMBS - Hilton 21,623 21,260 - - -
Net Equity in Investments at Cost 362,585 $         325,338 $         310,748 $         318,220 $         295,666 $
Weighted Average IRR
(1)
14.9%
(2)
15.0% 14.7% 14.2% 14.0%
Weighted Average Duration 3.3 Years 2.9 Years 2.8 Years 2.2 Years 2.3 Years
Loan Portfolio Weighted Average Ending LTV
58.0% 57.1% 59.3% 58.8% 57.2%
Borrowings 242,970 $         350,696 $         355,257 $         542,027 $         560,906 $
(3)

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Financing Overview
Facility ($000s) Debt Balance
Weighted
Average
Remaining
Maturity
(1)
Cost of
Funds
Hedged
Cost of
Funds
Wells Facility $242,967 1.3 1.8% 1.9%
JP Morgan Facility 3 0.3 2.7 2.7
Total Borrowings at September 30, 2012 $242,970 1.3 1.8% 1.9%
Facility ($000s) Less than 1 year 1 to 3 years 3 to 5 years Total
Wells Facility
(1)
$196,275 $4,914 $41,778 $242,967
JP Morgan Facility 3 - - 3
Total Borrowings at September 30, 2012 $196,278 $4,914 $41,778 $242,970
ARI had total borrowings outstanding of $243 million at September 30, 2012
ARI’s borrowings had the following remaining maturities at September 30, 2012:
(1) Assumes extension options on Wells Facility are exercised. Borrowings outstanding under the Wells Facility bear interest at LIBOR plus 125bps, 150bps or 235bps depending on the collateral pledged.

20 COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”) Financials

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Consolidated Balance Sheets
(in thousands—except share and per share data)
September 30, 2012 December 31, 2011
Assets:
Cash 67,994 $                   21,568 $
Securities available-for-sale, at estimated fair value 81,405                      302,543
Securities, at estimated fair value 218,185                    251,452
Commercial mortgage loans, held for investment 104,101                    109,006
Subordinate loans, held for investment 196,177                    149,086
Repurchase agreements, held for investment 10,975                      47,439
Principal and interest receivable 4,107                        8,075
Deferred financing costs, net 1,090                        2,044
Other assets 207                          17
Total Assets 684,241 $                  891,230 $
Liabilities and Stockholders' Equity
Liabilities:
Borrowings under repurchase agreements 242,970 $                  290,700 $
TALF Borrowings -                              251,327
Derivative instruments, net 251                          478
Accounts payable and accrued expenses 1,965                        1,746
Payable to related party 1,520                        1,298
Dividends payable 10,114                      8,703
Total Liabilities 256,820                    554,252
Stockholders' Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized and 3,450,000 shares outstanding in 2012 35                            -
Common stock, $0.01 par value, 450,000,000 shares authorized 20,572,112 and 20,561,032 shares issued and
outstanding in 2012 and 2011, respectively 206                          206
Additional paid-in-capital 422,273                    336,209
Retained earnings 4,808                        -
Accumulated other comprehensive income 99                            563
Total Stockholders' Equity 427,421                    336,978
Total Liabilities and Stockholders' Equity 684,241 $                  891,230 $

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Consolidated Statement of Operations
2012 2011 2012 2011
Net interest income:
Interest income from securities 3,674 $                6,316 $                12,227 $              19,419 $
Interest income from commercial mortgage loans 2,825                   2,276                   7,851                  6,886
Interest income from subordinate loans 6,144                   3,784                   17,316                8,861
Interest income from repurchase agreements 2,361                   1,576                   5,920                  3,188
Interest expense (1,768)                 (3,716)                 (6,939)                 (10,836)
Net interest income 13,236              10,236              36,375              27,518
Operating expenses:
General and administrative expenses (includes $1,276 and
$3,244 of non-cash stock based compensation in 2012 and $418
and $1,154 in 2011, respectively) (2,430)                 (1,297)                 (7,229)                 (4,089)
Management fees to related party (1,518)                 (1,241)                 (4,099)                 (3,430)
Total operating expenses (3,948)                (2,538)                (11,328)             (7,519)
Interest income from cash balances -                      2                         1                        10
Realized gain on sale of securities -                      -                         262                     -
Unrealized gain (loss) on securities 3,010                   (1,511)                 6,473                  (118)
Loss on derivative instruments (includes $40 and $228 of
unrealized gains in 2012 and $202 and $1,291 of unrealized
losses 2011, respectively) (87)                      (677)                    (569)                   (2,679)
Net income 12,211 $           5,512 $             31,214 $           17,212 $
Preferred dividends (1,219)                 -                         (1,219)                 -
Net Income available to common shareholders 10,992 $           5,512 $             29,995 $           17,212 $
Basic and diluted net income per share of common stock    0.52 $                 0.28 $                 1.43 $                 0.93 $
Basic and diluted weighted average common shares outstanding 20,992,312          19,647,989          20,983,429         18,261,294
Dividend declared per share of common stock 0.40 $                 0.40 $                 1.20 $                 1.20 $
Three months ended September 30, Nine months ended September 30,

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Reconciliation of Operating Earnings to Net Income
September 30, 2012
Earnings Per Share
(Diluted) September 30, 2011
Earnings Per Share
(Diluted)
Operating Earnings:
Net income $10,992 $0.52 $5,512 $0.28
Adjustments:
Unrealized (gain) loss on securities (3,010) (0.14) 1,151 0.07
Unrealized (gain) loss on derivative instruments (40)
-
202 0.01
Non-cash stock-based compensation expense 1,276 0.06 418 0.02
Total adjustments: (1,774) (0.08) 1,771 0.10
Operating Earnings $9,218 $0.44 $7,643 $0.38
Basic and diluted weighted average common shares outstanding 20,992,312 19,647,989
Three Months Ended
September 30, 2012
Earnings Per Share
(Diluted) September 30, 2011
Earnings Per Share
(Diluted)
Operating Earnings:
Net income $29,995 $1.43 $17,212 $0.93
Adjustments:
Unrealized (gain) loss on securities (6,473) (0.31) 118 0.01
Unrealized (gain) loss on derivative instruments (228) (0.01) 1,291 0.07
Non-cash stock-based compensation expense 3,457 0.16 1,154 0.06
Total adjustments: (3,244) (0.16) 2,563 0.14
Operating Earnings $26,751 $1.27 $19,775 $1.07
Basic and diluted weighted average common shares outstanding 20,978,938 18,261,294
Nine Months Ended

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Financial Metrics – Quarterly Migration Summary
(1) Operating Earnings is a non-GAAP financial measure that is used to approximate cash available for distribution and is defined by the Company as net income, computed in accordance with GAAP, adjusted for (i) non-cash equity compensation expense and (ii) any unrealized gains or losses or other non-cash items included in net income.  Please see slide 23 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP net income and GAAP net income per share.
(2) The Company carries loans at amortized cost and its CMBS securities are marked to market.  Management estimates the fair value of the Company’s financial assets.
(3) Return on common equity is calculated as annualized Operating Earnings for the period as a percentage of average stockholders equity for the period.
Financial Metrics
($ in thousands, except per share data)
Q3 2012 Q2 2012 Q1 2012 Q4 2011 Q3 2011
Net Interest Income 13,236 $          11,951 $          11,187 $          10,946 $          10,236 $
Management Fee 1,518 1,292 1,289 1,297 1,241
General and Administrative Costs 1,154 1,876 953 929 879
Non-Cash Stock Based Compensation 1,276 886 1,083 634 418
Net Income Available to Common Stockholders 10,992 $          9,910 $            9,093 $            8,669 $            5,512 $
GAAP Diluted EPS 0.52 $               0.47 $               0.43 $               0.41 $               0.28 $
Operating Earnings
(1)
9,218 $            8,526 $            8,795 $            8,278 $            7,644 $
Operating EPS
(1)
0.44 $               0.41 $               0.42 $               0.39 $               0.38 $
Distributions Declared to Common Stockholders 0.40 $               0.40 $               0.40 $               0.40 $               0.40 $
GAAP Book Value per Common Share 16.58 $            16.59 $            16.46 $            16.39 $            16.34 $
Fair Value per Common Share
(2)
17.16 $            17.22 $            17.04 $            16.80 $            17.02 $
Total Stockholders' Equity 427,421 $         341,518 $         338,377 $         336,978 $         336,045 $
Return on Common Equity Based on Operating Earnings
10.8% 10.0% 10.4% 9.8% 9.3%
(3)